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                                                                   Exhibit 10.1


                        SECOND AMENDMENT TO AGREEMENT TO
                          SOLICIT SALVAGEABLE PROPERTY



        THIS SECOND AMENDMENT TO AGREEMENT TO SOLICIT SALVAGEABLE PROPERTY ("Amendment") is made and entered into effective this 24th day of July, 1997, by and between HALLANDALE THRIFT MANAGEMENT, INC., a Florida corporation ("Solicitor"), and MISSING CHILDREN AWARENESS FOUNDATION, INC., a Florida not-for-profit corporation ("Charity").


                              W I T N E S S E T H:



        WHEREAS, Thrift Management, Inc. and Charity entered into that certain Agreement to Solicit Salvageable Property dated December 1, 1993, as amended January 1, 1996 ("Agreement"), pursuant to which Thrift Management, Inc. agreed to solicit items of salvageable property and merchandise on behalf of and for the benefit of the Charity; and


        WHEREAS, Thrift Management, Inc. previously assigned its rights as Solicitor under the Agreement to Hallandale Thrift Management, Inc.; and

        WHEREAS, Solicitor and Charity have agreed to further amend certain provisions of the Agreement, as more fully set forth herein.

        NOW, THEREFORE, in consideration of the Agreement and mutual covenants set forth herein, and for other good and valuable consideration, the receive and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


        1. Except as otherwise provided herein, all defined terms shall have the meaning set forth in the Agreement.

        2. The Agreement is hereby amended by the insertion of Section 1A as follows:

                Solicitor shall have the right, but not the obligation, to use collection trailers and drop boxes for the solicitation of contributions of Property to the Charity, which trailers and drop boxes may bear the name of the Charity. All such trailers and drop boxes shall be owned by Solicitor, and Solicitor shall be solely responsible for the maintenance of such trailers and drop boxes, the collection of Property from such trailers and drop boxes, and compliance with all applicable zoning rules and regulations with respect to the placement of such trailers and drop boxes. The Charity shall have no rights or obligations with respect to the trailers or drop boxes.



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     3.  In the event of any inconsistencies between this amendment and the
Agreement, the terms of this Amendment shall control. As hereby amended, the Agreement is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective on the date first above-written.



Signed, sealed and delivered                HALLANDALE THRIFT MANAGEMENT,
in the presence of:                         INC., a Florida corporation

/s/ Diane Richards                          By:  /s/ Marc Douglas
----------------------------                   -------------------------
Diane Richards                                 Marc Douglas


/s/ Lana Baltz
----------------------------                MISSING CHILDREN AWARENESS
Lana Baltz                                  FOUNDATION, a Florida not-for-profit
                                            corporation


/s/ Joseph M. Babwitz                       By: /s/ Dawn Warren
----------------------------                   -------------------------
Joseph M. Babwitz                              Dawn Warren


/s/ Maureen Deizer
----------------------------
Maureen Deizer





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